Exhibit 10.24

FORM OF RESTRICTED STOCK UNIT AWARD AGREEMENT

UNDER THE PERINI CORPORATION
2004 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:_____________________
Number of Restricted Stock Units: ________________
Grant Date:____________________________
Final Acceptance Date:_________________________

        Pursuant to the Perini Corporation 2004 Stock Option and Incentive Plan (the “Plan”), Perini Corporation (the “Company”) hereby grants the number of Restricted Stock Units (“RSU’s”) specified above (the “Award”) to the Grantee named above, subject to the terms of the Plan and this Award Agreement. The Award represents a promise to pay to the Grantee one share of Common Stock, par value $1.00 per share (the “Stock”) of the Company for each RSU, subject to the restrictions and conditions set forth herein and in the Plan.

        1. Acceptance of Award. The Grantee shall have no rights with respect to this Award unless he or she shall have accepted this Award prior to the close of business on the Final Acceptance Date specified above by signing and delivering to the Company a copy of this Award Agreement.

        2. Restrictions. Prior to the vesting of the RSU's as described in Paragraph 3, the Grantee shall have no rights in the RSU's except as specifically provided herein.

             (a) Voting Rights and Dividends. Until such time as the RSU's are paid to the Grantee in shares of Stock, (i) the Grantee shall have no voting rights with respect to the RSU's; and (ii) any dividends or other distributions paid with respect to the Company's Stock shall accrue and shall be converted to additional RSU's based on the closing price of the Stock on any dividend distribution date, provided that such additional RSU's shall be subject to the same restrictions on transferability as are the RSU's with respect to which they were paid.

             (b) Sale Event. Notwithstanding anything to the contrary in this Award Agreement, in the event of a Sale Event prior to the vesting of any RSU's, each unvested RSU shall become immediately vested and payable to the Grantee.

             (c) Restrictions on Transfer. The RSU's granted pursuant to this Agreement may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated and any such attempt to transfer any RSU will not be honored.

3. Vesting of Restricted Stock Units.

             (a) Form of Payment. Upon the vesting of any RSU's, the restrictions and conditions in Paragraph 2 of this Agreement with respect to such RSU's shall lapse and such RSU's shall become payable to the Grantee in shares of Stock on the relevant vesting date specified in Paragraph 3(d).

             (b) Tranches of RSU's. For vesting purposes, the Award shall consist of two tranches (Tranche A and Tranche B) of RSU's. Tranche A shall consist of _________ RSU's and Tranche B shall consist of _________ RSU's. Tranche A shall vest only in the event that the performance goals for fiscal year [Fiscal Year A] (the "[Fiscal Year A] Performance Goals") specified on the attached Performance Schedule are achieved in accordance with the procedures specified in Paragraph 3(c) below. Tranche B shall vest only in the event that the performance goals for fiscal year [Fiscal Year B] (the "[Fiscal Year B] Performance Goals") specified on the attached Performance Schedule are achieved in accordance with the procedures specified in Paragraph 3(c) below. (The [Fiscal Year A] Performance Goals and the [Fiscal Year B] Performance Goals are collectively referred to herein as the "Goals.")

             (c) Performance Procedures. Promptly after the Company's audited financial statements for each of fiscal year [Fiscal Year A] and [Fiscal Year B] are completed, but in no event later than the last day of the first quarter of the immediately following fiscal year, the Committee shall review such financial statements and determine whether the Goals for the applicable year have been attained. The Committee's determination of whether the Goals have been attained shall be final and binding on the Company and on the Grantee.

             (d) Vesting Date. In the event that the [Fiscal Year A] Performance Goals have been attained, as determined by the Committee, the RSU's in Tranche A shall vest on the first anniversary of the Grant Date. In the event that the [Fiscal Year B] Performance Goals have been attained, as determined by the Committee, the RSU's in Tranche B shall vest on the date the Committee makes such determination.

             (e) Forfeiture. In the event that the [Fiscal Year A] Performance Goals are not attained, the RSU's in Tranche A shall be forfeited by the Grantee on the date that the Committee makes its determination with respect to the [Fiscal Year A] Performance Goals and after such date the Grantee shall have no further rights in such forfeited RSU's. In the event that the [Fiscal Year B] Performance Goals are not attained, the RSU's in Tranche B shall be forfeited by the Grantee on the date that the Committee makes its determination with respect to the [Fiscal Year B] Performance Goals and after such date the Grantee shall have no further rights in such forfeited RSU's.

        4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

        5. Transferability. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.

        6. Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The

Grantee may elect to have the required minimum tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued, or (ii) transferring to the Company, a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

        7. Miscellaneous.

             (a) Notice hereunder shall be given to the Company at its principal place of business, and shall be given to the Grantee at the address set forth below, or in either case at such other address as one party may subsequently furnish to the other party in writing.

             (b) This Agreement does not confer upon the Grantee any rights with respect to continuation of employment by the Company or any Subsidiary.

                                                          By:________________________________________
                                                                                   Name:
                                                                                   Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.

Dated: _______________________________                         _______________________________________________
                                                                                                              Grantee's Signature

                                                                                                              Grantee's name and address:

                                                                                                              _______________________________________________

                                                                                                              _______________________________________________

                                                                                                              _______________________________________________

PERFORMANCE SCHEDULE

[Fiscal Year A] PERFORMANCE GOALS

[Fiscal Year B] PERFORMANCE GOALS